UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026

CINGULATE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40874	86-3825535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1901 W. 47th Place
Kansas City, KS	66205
(Address of principal executive offices)	(Zip Code)

(913) 942-2300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CING	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
Warrants, exercisable for common stock	CINGW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 10, 2026, Cingulate Inc. (Company) issued a press release announcing that its Chairman and CEO, Shane J. Schaffer, in an interview on Innovators with Jane King discusses the Company’s ongoing efforts to address the U.S. Food and Drug Administration’s (FDA) Complete Response Letter (CRL) regarding the CTx-1301 new drug application (NDA), progress made to date, and the anticipated timeline for NDA resubmission. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events.

In October 2025, we announced that the FDA accepted for review our NDA for CTx-1301 and assigned a Prescription Drug User Fee Act (PDUFA) targeted action date of May 31, 2026. On June 1, 2026, we received a CRL from the FDA regarding the NDA for CTx-1301. The CRL identified specific requests for additional chemistry, manufacturing and controls (CMC) information and did not raise any concerns regarding the clinical safety or efficacy of CTx-1301. We and our contract drug manufacturing organization have substantially completed the manufacturing work required to address the CMC requests in the CRL and are finalizing the supporting data and documentation for a resubmission of the NDA, which we currently expect to submit between December 2026 and January 2027. Upon receipt of a resubmission, the FDA is expected to classify it as either a Class 1 or a Class 2 resubmission, carrying review goals of two months and six months, respectively. Subject to receipt of FDA approval, we currently expect that the commercial launch of CTx-1301 could commence in the third quarter of 2027, although there can be no assurance regarding the timing or occurrence of any such commercial launch. Moreover, there can be no assurance that we will resubmit the NDA within the expected timeframe or at all, how the FDA will classify any resubmission, that any resubmission will be accepted by the FDA, that approval of CTx-1301 will occur following any resubmission, or that approval will occur at all.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated November 10, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINGULATE INC.

Dated: November 10, 2026	By:	/s/ Shane J. Schaffer
	Name:	Shane J. Schaffer
	Title:	Chief Executive Officer